UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

HORIZON MINERALS CORP.
(Exact name of Registrant as specified in charter)

Nevada	333-176798	41-2281448
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1st Avenue, Parque Lefevre, House #80
Panama City, Panama
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(+011) (+507) 224-9709

Safe Dynamics Corp.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENT TO ARTICLES OF INCORPORATION

On March 25, 2013, the Registrant amended its articles of incorporation to change its name from Safe Dynamics Corp to Horizon Minerals Corp.

Additionally, the Registrant authorized a 12-for-1 forward stock split for each share of Common Stock outstanding immediately prior to such time shall automatically and without any action of the part of the holders thereof occur (the “Forward Stock Split”). The par value of the Common Stock shall remain $0.0001 per share. This conversion shall apply to all shares of Common Stock. No fractional shares of Common Stock shall be issued upon the Forward Stock Split or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON MINERALS CORP.
(Registrant)

Signature	Title	Date

/s/ Yan Ming Lui	Chief Executive Officer	March 31, 2013
Yan Ming Lui

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